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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 13, 2004


                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


          TEXAS                     000-24677                    76-0306721
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                5151 SAN FELIPE, 25TH FLOOR
                      HOUSTON, TEXAS                               77056
         (Address of Principal Executive Offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 13, 2004, we entered into the following written agreements with Shekar Ayyar, our new senior vice president for product marketing, with each such agreement reciting that it is to be effective as of July 19, 2004, the start date of Mr. Ayyar's employment:

         (a) an Executive Employment Agreement, which entitles Mr. Ayyar to receive (a) a base salary, plus (b) contingent incentive bonus compensation based on achievement of certain management objectives in accordance with a plan approved annually by the Compensation Committee of the Board. BindView may terminate Mr. Ayyar's employment with or without cause, and he may resign for any reason, in either case by written notice. If BindView terminates his employment other than for cause or disability, or if he resigns for good reason (as defined in the agreement), then he is entitled to a severance period as stated in his employment agreement, during which he continues to receive his base salary along with medical / health benefits.

         (b) a Change of Control Agreement, under which Mr. Ayyar's stock options will become fully vested in the event of a change of control (as defined in the agreement), and he will be entitled to exercise any vested, unexercised options for a period of time after the date of termination of employment. If, in connection with a change of control (as defined in the agreement), Mr. Ayyar's employment is terminated other than for cause or he resigns for good reason (as defined in the agreement), then he is entitled to (a) all severance benefits provided in the employment agreement; (b) a special severance payment in an amount equal to, and in addition to, his base salary during the severance period defined in the employment agreement; and (c) continuation of insurance-related benefits for a period of time as stated in his change-of-control agreement. If any payment by BindView to such an officer would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, he is entitled to receive a gross-up payment, in an amount such that, after payment by him of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax imposed upon the gross-up payment, he retains an amount of the gross-up payment equal to the excise tax imposed upon the payments

         (c) an Indemnification Agreement that calls for us to indemnify Mr. Ayyar against certain contingencies described in the agreement;

         (d) a Nonqualified Stock Option Agreement setting forth the terms of a grant to Mr. Ayyar of an option to purchase our common stock, including the number of shares subject to the option, the exercise price, and the vesting schedule.

         (e) a Restricted-Stock Agreement setting forth the terms of a grant to Mr. Ayyar of restricted stock, including the number of shares subject to the grant, and providing for four-year vesting of the restricted stock, with vesting to be accelerated by one year if Mr. Ayyar successfully achieves certain personal performance objectives in all three of the years 2004 (partial year), 2005, and 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibits to this report are as follows. Each of the written agreements listed below is between the Company and Shekar Ayyar, our new senior vice president for product marketing. Except as otherwise indicated below, we entered into each of these agreements on October 13,


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2004, with each agreement reciting that it is to be effective as of July 19,
2004, the start date of Mr. Ayyar's employment:

EXHIBIT NO.               DESCRIPTION
10.1         Executive Employment Agreement

10.2         Change of Control Agreement (incorporated by reference to Exhibit
             10.50 to our Annual Report on Form 10-K for the year ended December
             31, 2002)

10.3         Indemnification Agreement (incorporated by reference to Exhibit
             10.1 to BindView's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002)

10.4         Nonqualified Stock Option Agreement (incorporated by reference to
             Exhibit 10.10 to BindView's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001)

10.5         Restricted-Stock Agreement


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BINDVIEW DEVELOPMENT CORPORATION



Dated:  October 19, 2004                        By: /s/ EDWARD L. PIERCE
                                                    ----------------------------
                                                    Edward L. Pierce,
                                                    Executive Vice President
                                                    and Chief Financial Officer


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                                INDEX TO EXHIBITS

         Exhibits designated by the symbol * are filed or furnished with this Current Report on Form 8-K. All exhibits not so designated are incorporated by reference to a prior filing as indicated.

         Exhibits designated by the symbol + are management contracts or compensatory plans or arrangements.

         We undertake to furnish to any stockholder so requesting a copy of any of the following exhibits upon payment to us of the reasonable costs incurred by us in furnishing any such exhibit.

Exhibit                              Description
10.1 + *                  Executive Employment Agreement

10.2 +                    Change of Control Agreement (incorporated by reference to
                          Exhibit 10.50 to BindView's Annual Report on Form 10-K for
                          the year ended December 31, 2002)

10.3 +                    Indemnification Agreement (incorporated by reference to
                          Exhibit 10.1 to BindView's Quarterly Report on Form 10-Q for
                          the quarter ended March 31, 2002)

10.4 +                    Nonqualified Stock Option Agreement (incorporated by
                          reference to Exhibit 10.10 to BindView's Quarterly Report on
                          Form 10-Q for the quarter ended June 30, 2001)

10.5 + *                  Restricted-Stock Agreement